SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 6, 2005

CNH WHOLESALE RECEIVABLES LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-107999)	20-0214383
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest		60045
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 735-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant is filing final forms of the exhibits listed in Item 9.01(c) below.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement dated June 27, 2005 among CNH Wholesale Receivables LLC, CNH Capital America LLC, SG Americas Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Series 2005-1 Indenture Supplement dated as of June 29, 2005 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank, N.A.

8.1	Tax Opinion of Mayer, Brown, Rowe & Maw LLP dated June 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH WHOLESALE RECEIVABLES LLC
(Registrant)

Dated: June 29, 2005	By:	/s/ Brian O’Keane
Brian O’Keane
Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1	Underwriting Agreement dated June 22, 2005 among CNH Wholesale Receivables LLC, CNH Capital America LLC, SG Americas Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Series 2005-1 Indenture Supplement dated as of June 29, 2005 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank, N.A.

8.1	Tax Opinion of Mayer, Brown, Rowe & Maw LLP dated June 29, 2005.